Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports dated June 16, 2000, included in this Form 11-K, into the Company's previously filed Registration Statement File No. 333-27701.

                                                          /s/ARTHUR ANDERSEN LLP

San Antonio, Texas
June 22, 2000